Exhibit 10.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

AMENDMENT NO. 3

TO THE AIRBUS A350-900XWB PURCHASE AGREEMENT

dated as of March 5, 2010

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 3 to the Airbus A350-900XWB Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (hereinafter referred to as this “Amendment No. 3”) is entered into as of March 14, 2017 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the Airbus A350-900XWB Purchase Agreement, dated as of March 5, 2010 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”, and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

CT0900252 –United Airlines, Inc. –A350-900XWB Purchase Agreement –Amendment No.3	AM3-1

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

0.	DEFINITIONS

Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 3 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 3.

1.	DELIVERY SCHEDULE

1.1	The first sentence of Clause 3 of the Amendment No. 2 to the Airbus A350-900XWB Purchase Agreement, entered into as of June 19, 2013, is deleted in its entirety and replaced by the following quoted text:

QUOTE

Clause 9.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

UNQUOTE

1.2	Subject to the Buyer being ***, and notwithstanding Clause 4.1 of the Amended and Restated Letter Agreement No. 4 to the Agreement entered into as of June 19, 2013, following the Buyer’s request, the Buyer and the Seller hereby ***.

1.3	As a result, Clause 9.1 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

9.1	Delivery Schedule

Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following periods (each a “Scheduled Delivery ***” or a “Scheduled Delivery ***”, as applicable):

Aircraft Number	Aircraft Type	Scheduled Delivery ***
***	***	***

9.1.1	The Seller will communicate to the Buyer the Scheduled Delivery *** of each Aircraft for which a Scheduled Delivery *** has been specified in Clause 9.1 above, no later than *** before the first day of the calendar year corresponding to the Scheduled Delivery *** of such Aircraft.

CT0900252 –United Airlines, Inc. –A350-900XWB Purchase Agreement –Amendment No.3	AM3-2

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

9.1.2	The Seller will give the Buyer ***. Thereafter the Seller will notify the Buyer of any change to such dates.

UNQUOTE

2.	***

3.	SPECIFICATION

As contemplated in Clause 2.1.1.1 of the Agreement (as amended by Clause 1 of the Amended and Restated Letter Agreement No. 6 to the Agreement entered into as of June 19, 2013), at the time of execution of this Amendment No. 3, ***.

4.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 3 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 3.

Both parties agree that this Amendment No. 3 will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 3 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 3 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 3 will govern.

5.	CONFIDENTIALITY

This Amendment No. 3 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

6.	GOVERNING LAW

The governing law shall be as set forth in Clause 22.6 of the Agreement.

CT0900252 –United Airlines, Inc. –A350-900XWB Purchase Agreement –Amendment No.3	AM3-3

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

7.	COUNTERPARTS

This Amendment No. 3 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

CT0900252 –United Airlines, Inc. –A350-900XWB Purchase Agreement –Amendment No.3	AM3-4

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Agreed and Accepted,		Agreed and Accepted,

UNITED AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Gerald Laderman	By:	/s/ Christophe Mourey
Its:	Senior Vice President Finance, Procurement & Treasurer	Its:	Senior Vice President Contracts

CT0900252 –United Airlines, Inc. –A350-900XWB Purchase Agreement –Amendment No.3	AM3-5

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL